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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2004

Input/Output, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-12961 (Commission File Number)	22-2286646 (IRS Employer Identification No.)
12300 Parc Crest Dr. Stafford, TX (Address of principal executive offices)		77477 (Zip Code)

Registrant's telephone number, including area code: (281) 933-3339

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

        On October 5, 2004, Input/Output, Inc. (the "Company") issued a press release regarding guidance on its results of operations for the third quarter of 2004, a copy of which is furnished as Exhibit 99.1 hereto.

        On October 5, 2004, the Company held a conference call with analysts. A copy of prepared remarks made during the call by Robert P. Peebler, President and Chief Executive Officer, is furnished (simultaneously therewith in accordance with Rule 100 under Regulation FD) as Exhibit 99.2 hereto.

        The information contained in this report and such exhibits (i) are not to be considered "filed" under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and (ii) shall not be incorporated by reference into any previous or future filings made by or to be made by the Company with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or the Exchange Act.

        The information contained in this report and such exhibits contains certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include statements concerning future VectorSeis revenues, overall fourth quarter revenues, gross margin, and net income per share. Actual results may vary materially from those described in these forward-looking statements. All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties. These risks and uncertainties include the timing and development of the Company's products and services and market acceptance of the Company's new and revised product offerings; risks associated with competitors' product offerings and pricing pressures resulting therefrom; the Company's inability to produce products to preserve and increase market share; risks associated with the Company's restructuring and corporate repositioning program; and technological and marketplace changes affecting the Company's product line and service offerings. Additional risk factors, which could affect actual results, are disclosed by the Company from time to time in its filings with the Securities and Exchange Commission.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 5, 2004

Input/Output, Inc. (Registrant)
By:	/s/ J. MICHAEL KIRKSEY
	Name:	J. Michael Kirksey
	Title:	Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release, dated October 5, 2004, issued by Input/Output, Inc.
99.2	Input/Output, Inc. October 5, 2004 Conference Call Prepared Remarks of Robert P. Peebler, President and Chief Executive Officer.

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  Item 7.01. Regulation FD Disclosure
SIGNATURES
INDEX TO EXHIBITS